UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    September 27, 2006
                                                 ____________________________



                 Prudential Bancorp, Inc. of Pennsylvania
_____________________________________________________________________________
           (Exact name of registrant as specified in its charter)



Pennsylvania                       000-51214                       68-0593604
_____________________________________________________________________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification No.)



1834 Oregon Avenue, Philadelphia, Pennsylvania                          19145
_____________________________________________________________________________
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code   (215) 755-1500
                                                   __________________________



                              Not Applicable
_____________________________________________________________________________
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 7.01  Regulation FD Disclosure
           ________________________

     On September 27, 2006, Prudential Bancorp, Inc. of Pennsylvania (the "Company") issued a press release announcing that the Board of Governors of the Federal Reserve System has determined that the Company may proceed with the implementation of its proposed stock benefit plans.

     For additional information, reference is made to the Company's press release, dated September 27, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except as otherwise provided herein.

Item 9.01  Financial Statements and Exhibits
           _________________________________

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Not applicable.

     (d)   The following exhibit is included with this Report:

        Exhibit No.     Description
        ______________  _______________________________________________
        99.1            Press release regarding regulatory action taken
                        with respect to proposed stock benefit plans.





















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                               SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA



                           By:       /s/Joseph R. Corrato
                                     __________________________________
                           Name:     Joseph R. Corrato
                           Title:    Executive Vice President and Chief
                                      Financial Officer


Date: September 27, 2006




























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                               EXHIBIT INDEX


        Exhibit No.     Description
        ______________  _________________________________________
        99.1            Press release dated September 27, 2006
                        announcing the regulatory action taken
                        with respect to proposed stock benefit
                        plans.